                                                                   Exhibit 99.52

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                   MARCH 1997

                               MONTHLY STATEMENT

                                   MARCH 1997

                                 Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single
     Certificate of $1,000.

     i)   The amount of such distribution
          allocable to principal:

Class 1-A1 ....   $    0.00000000             Class 2-A1 ....   $   18.60560417
                  ---------------                               ---------------
Class 1-A2 ....   $    0.00000000             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $    7.00848727             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    5.33658753             Class 2-A5 ....   $    2.72075285
                  ---------------                               ---------------
Class 1-A6 ....   $    5.53759347             Class 2-A6 ....   $  101.78494242
                  ---------------                               ---------------
Class 1-A7 ....   $    2.48093511             Class 2-A7 ....   $    3.00776444
                  ---------------                               ---------------
Class 1-A8 ....   $  143.03098533             Class 2-PO ....   $    3.23561406
                  ---------------                               ---------------
Class 1-A9 ....   $  143.03098667             Class 2-M .....   $    3.00776993
                  ---------------                               ---------------
Class 1-A10 ...   $   74.15199014             Class 2-B1 ....   $    3.00776217
                  ---------------                               ---------------
Class 1-A11 ...   $   16.93761440             Class 2-B2 ....   $    3.00776217
                  ---------------                               ---------------
Class 1-A12 ...   $    0.00000000             Class 2-B3 ....   $    3.00774958
                  ---------------                               ---------------
Class 1-A13 ...   $    0.00000000             Class 2-B4 ....   $    3.00778104
                  ---------------                               ---------------
Class 1-A14 ...   $    0.00000000             Class 2-B5 ....   $    3.00775391
                  ---------------                               ---------------
Class 1-A15 ...   $  216.88189775
                  ---------------

Class 1-A16 ...   $    0.67208714
                  ---------------
Class 1-A17 ...   $    0.67208667
                  ---------------
Class 1-PO ....   $    4.96610568
                  ---------------
Class 1-M .....   $    0.67209615
                  ---------------
Class 1-B1 ....   $    0.67209638
                  ---------------
Class 1-B2 ....   $    0.67209638
                  ---------------
Class 1-B3 ....   $    0.67209591
                  ---------------
Class 1-B4 ....   $    0.67210059
                  ---------------
Class 1-B5 ....   $    0.67209149
                  ---------------
Class 1-R .....   $ 1000.00000000
                  ---------------
Class 1-RL ....   $ 1000.00000000
                  ---------------

          Principal Prepayments included in the
          above principal distribution (including
          amounts deposited pursuant to Section
          3.17, Scheduled Principal Balances of
          Defaulted Mortgage Loans, Designated
          Loans and Defective Mortgage Loans which are being distributed on this
          Distribution Date):

Class 1-A1 ....   $    0.00000000             Class 2-A1 ....   $   15.63574541
                  ---------------                               ---------------
Class 1-A2 ....   $    0.00000000             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A4 ....   $    6.60132635             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    5.02655631             Class 2-A5 ....   $    2.28646157
                  ---------------                               ---------------
Class 1-A6 ....   $    5.21588473             Class 2-A6 ....   $   85.53785363
                  ---------------                               ---------------
Class 1-A7 ....   $    2.33680418             Class 2-A7 ....   $    2.52765987
                  ---------------                               ---------------
Class 1-A8 ....   $  134.72154207             Class 2-PO ....   $    2.71913974
                  ---------------                               ---------------
Class 1-A9 ....   $  134.72154333             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A10 ...   $   69.84410012             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------

Class 1-A11 ...   $   15.95361680             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A12 ...   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A13 ...   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A14 ...   $    0.00000000
                  ---------------
Class 1-A15 ...   $  204.28205570
                  ---------------
Class 1-A16 ...   $    0.63304196
                  ---------------
Class 1-A17 ...   $    0.63304152
                  ---------------
Class 1-PO ....   $    4.67759775
                  ---------------
Class 1-M .....   $    0.00000000
                  ---------------
Class 1-B1 ....   $    0.00000000
                  ---------------
Class 1-B2 ....   $    0.00000000
                  ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $  941.90459331
                  ---------------
Class 1-RL ....   $  941.90459331
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class,
          allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.41666665           6.50000000%
                                         ---------------       ---------------
                    Class 1-A2 ....      $    5.62499995           6.75000000%
                                         ---------------       ---------------
                    Class 1-A3 ....      $    6.24999976           7.50000000%
                                         ---------------       ---------------
                    Class 1-A4 ....      $    5.83333329           7.00000000%
                                         ---------------       ---------------
                    Class 1-A5 ....      $    6.24999990           7.50000000%
                                         ---------------       ---------------
                    Class 1-A6 ....      $    6.24999980           7.50000000%
                                         ---------------       ---------------
                    Class 1-A7 ....      $    3.93016445           7.50000000%
                                         ---------------       ---------------
                    Class 1-A8 ....      $    5.59895867           6.71875000%
                                         ---------------       ---------------
                    Class 1-A9 ....      $    9.50520667          11.40625000%

                                         ---------------       ---------------
                    Class 1-A10 ...      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-A11 ...      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-A12 ...      $    6.25000064           7.50000000%
                                         ---------------       ---------------
                    Class 1-A13 ...      $    6.45833333           7.75000000%
                                         ---------------       ---------------
                    Class 1-A14 ...      $    5.00000000           6.00000000%
                                         ---------------       ---------------

                    Class 1-A15 ...      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-A16 ...      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-A17 ...      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-S .....      $    0.24674820           0.33287780%
                                         ---------------       ---------------
                    Class 1-M .....      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-B1 ....      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-B2 ....      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-B3 ....      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-B4 ....      $    6.25000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-B5 ....      $    6.24999992           7.50000000%
                                         ---------------       ---------------
                    Class 1-R .....      $    6.30000000           7.50000000%
                                         ---------------       ---------------
                    Class 1-RL ....      $    6.30000000           7.50000000%
                                         ---------------       ---------------
                    Class 2-A1 ....      $    5.83333311           7.00000000%
                                         ---------------       ---------------
                    Class 2-A2 ....      $    5.41666641           6.50000000%
                                         ---------------       ---------------
                    Class 2-A3 ....      $    5.41666667           6.50000000%
                                         ---------------       ---------------
                    Class 2-A4 ....      $    5.83333244           7.00000000%
                                         ---------------       ---------------
                    Class 2-A5 ....      $    5.83333320           7.00000000%
                                         ---------------       ---------------
                    Class 2-A6 ....      $    5.83333367           7.00000000%
                                         ---------------       ---------------
                    Class 2-A7 ....      $    5.83333333           7.00000000%
                                         ---------------       ---------------
                    Class 2-S .....      $    0.39555990           0.50784849%
                                         ---------------       ---------------

                    Class 2-M .....      $    5.83333796           7.00000000%
                                         ---------------       ---------------
                    Class 2-B1 ....      $    5.83333333           7.00000000%
                                         ---------------       ---------------
                    Class 2-B2 ....      $    5.83333333           7.00000000%
                                         ---------------       ---------------
                    Class 2-B3 ....      $    5.83333025           7.00000000%
                                         ---------------       ---------------
                    Class 2-B4 ....      $    5.83322688           7.00000000%
                                         ---------------       ---------------
                    Class 2-B5 ....      $    5.83329646           7.00000000%
                                         ---------------       ---------------

     iii) The amount of servicing compensation
          received by the Company during the         Pool 1          Pool 2
          month preceding the month of               ------          ------
          distribution: ...................         22,658.78          6,547.28
                                              ---------------   ---------------

(b) The amounts below are for the aggregate of all certificates.


     iv)  The Pool Scheduled Principal
          Balances: .......................   $445,387,559.03   $ 88,494,562.06
                                              ---------------   ---------------
          Number of Mortgage Loans: .......              1517               283
                                              ---------------   ---------------

     v)   The Class Certificate Principal Balance
          of each Class and the Certificate
          Principal Balance of a Single
          Certificate of each Class after giving
          effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses
          (separately identified), if any, as of
          such Distribution Date:

                                        Aggregate Principal   Single Certificate
                                             Balance                Balance
                                        -------------------   ------------------
                    Class 1-A1 ....      $ 51,348,218.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 65,627,405.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A3 ....      $  5,215,005.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 58,859,612.63               992.99
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 25,046,677.08               994.66
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 18,646,590.78               994.46
                                         ---------------      ---------------

                    Class 1-A7 ....      $ 96,110,517.86             1,000.97
                                         ---------------      ---------------

                    Class 1-A8 ....      $  6,427,267.61               856.97
                                         ---------------      ---------------
                    Class 1-A9 ....      $  1,285,453.52               856.97
                                         ---------------      ---------------
                    Class 1-A10 ...      $  8,834,856.49               925.85
                                         ---------------      ---------------
                    Class 1-A11 ...      $ 24,576,559.64               983.06
                                         ---------------      ---------------
                    Class 1-A12 ...      $  5,886,977.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A13 ...      $  1,752,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A14 ...      $    292,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A15 ...      $  6,969,751.11               783.12
                                         ---------------      ---------------
                    Class 1-A16 ...      $ 41,971,772.34               999.33
                                         ---------------      ---------------
                    Class 1-A17 ...      $  2,997,983.74               999.33
                                         ---------------      ---------------
                    Class 1-PO ....      $  1,036,369.33               989.32
                                         ---------------      ---------------
                    Class 1-S .....      $395,899,425.25             2,376.35
                                         ---------------      ---------------
                    Class 1-M .....      $  9,000,946.43               999.33
                                         ---------------      ---------------
                    Class 1-B1 ....      $  4,499,973.55               999.33
                                         ---------------      ---------------
                    Class 1-B2 ....      $  4,499,973.55               999.33
                                         ---------------      ---------------
                    Class 1-B3 ....      $  2,250,486.44               999.33
                                         ---------------      ---------------
                    Class 1-B4 ....      $    675,545.66               999.33
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,575,616.27               999.33
                                         ---------------      ---------------
                    Class 1-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 1-RL ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-A1 ....      $ 14,960,376.17               981.39
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 13,163,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 12,831,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $  1,856,714.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $ 24,731,528.05               997.28
                                         ---------------      ---------------

                    Class 2-A6 ....      $ 11,240,077.30               898.22
                                         ---------------      ---------------
                    Class 2-A7 ....      $  8,972,930.12               996.99
                                         ---------------      ---------------
                    Class 2-S .....      $ 82,623,799.64               980.53
                                         ---------------      ---------------
                    Class 2-PO ....      $    127,367.55               996.76
                                         ---------------      ---------------
                    Class 2-M .....      $    897,557.21               996.99
                                         ---------------      ---------------
                    Class 2-B1 ....      $    448,778.11               996.99
                                         ---------------      ---------------
                    Class 2-B2 ....      $    448,778.11               996.99
                                         ---------------      ---------------
                    Class 2-B3 ....      $    269,266.67               996.99
                                         ---------------      ---------------
                    Class 2-B4 ....      $    179,511.44               996.99
                                         ---------------      ---------------
                    Class 2-B5 ....      $    224,391.33               996.99
                                         ---------------      ---------------

     vi)  The following pertains to any real
          estate acquired on behalf of             Pool 1           Pool 2
          Certificateholders:                      ------           ------

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of Mortgage Loans
          included in the Principal Balance set
          forth above .....................   $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate Principal
          Balances of delinquent Mortgage Loans,
          as of the opening of business on the
          related Determination Date,
                                                  Loans        Principal Balance
                                                  -----        -----------------
          Pool 1...........................
         *(1) *30-59 days .................                51   $ 14,611,379.23
                                              ---------------   ---------------
          (2) 60-89 days ..................                 0   $          0.00
                                              ---------------   ---------------
          (3) 90 days or more .............                 0   $          0.00
                                              ---------------   ---------------
          (4) in foreclosure ..............                 0   $          0.00
                                              ---------------   ---------------

          Pool 2...........................

         *(1) 30-59 days ..................                 7   $  1,985,547.38
                                              ---------------   ---------------
          (2) 60-89 days ..................                 0   $          0.00
                                              ---------------   ---------------
          (3) 90 days or more .............                 0   $          0.00
                                              ---------------   ---------------
          (4) in foreclosure ..............                 0   $          0.00
                                              ---------------   ---------------

     viii)The aggregate number of replaced
          Mortgage loans and Scheduled Principal
          Balance:
          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of modified
          Mortgage loans and Principal Balance:
          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:
              Class 1-A8 Certificates: ..          6.718750%
                                              ---------------
              Class 1-A9 Certificates: ..         11.406250%
                                              ---------------
              Class 1-S Certificates: ...          0.332878%
                                              ---------------
              Class 2-S Certificates: ...          0.507848%
                                              ---------------

                                                    Pool 1           Pool 2
                                                    ------           ------

     xi) Senior Percentage ................       94.98830000%      97.25000000%
                                              ---------------   ---------------

     xii) Group I Senior Percentage .......       84.97289460%      87.25294600%
                                              ---------------   ---------------

     xiii) Group II Senior Percentage .....       10.01540540%       9.99705400%
                                              ---------------   ---------------

     xiv) Senior Prepayment Percentage ....      100.00000000%     100.00000000%
                                              ---------------   ---------------

     xv) Group I Senior Prepayment Percentage    100.00000000%     100.00000000%
                                              ---------------   ---------------

     xvi) Group II Senior Prepayment
          Percentage ......................        0.00000000%       0.00000000%

                                              ---------------   ---------------

     xvii) Group I Scheduled Distribution
          Percentage ......................        0.00000000%              N/A
                                              ---------------   ---------------

   xviii) Group II Scheduled Distribution
          Percentage ......................        0.00000000%              N/A
                                              ---------------   ---------------

    xviv) Junior Percentage ..............         5.01170000%       2.75000000%
                                              ---------------   ---------------

     xvx) Junior Prepayment Percentage ....        0.00000000%       0.00000000%
                                              ---------------   ---------------

    xvxi) Amount of distribution of Class 1-A7
          Certificates allocable to interest
          accrued on Components of Class 1-A7
          Certificates:....................

          Class 1-A7A Certificates: .......   $    268,859.26        7.50000000%
                                              ---------------   ---------------
          Class 1-A7B Certificates: .......   $    331,250.00        7.50000000%
                                              ---------------   ---------------
          Class 1-A7C Certificates: .......   $     83,807.31        7.50000000%
                                              ---------------   ---------------
          Class 1-A7D Certificates: .......   $     24,697.93        7.50000000%
                                              ---------------   ---------------
   xvxii) Amount of distribution of Class 1-A5
          Certificates allocable to interest
          accrued on Components of Class 1-A5
          Certificates:....................

          Class 1-A5A Certificates: .......   $      5,712.50        7.50000000%
                                              ---------------   ---------------
          Class 1-A5B Certificates: .......   $    151,669.11        7.50000000%
                                              ---------------   ---------------

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.